SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES OF EACH OF THE LISTED FUNDS:

CASH ACCOUNT TRUST: Government & Agency Securities Portfolio — DWS Government & Agency Money Fund Tax Exempt Portfolio — DWS Tax–Exempt Money Fund

Effective on or about January 1, 2013, the following disclosure is added to the “SHAREHOLDER FEES” table in the “FEES AND EXPENSES OF THE FUND” section for the relevant classes in the summary section of each fund’s prospectus:

SHAREHOLDER FEES (paid directly from your investment)	None
Account Service Fee (for fund account balances below $10,000, and subject to certain exceptions)	$20/year

Effective on or about January 1, 2013, the following disclosure replaces similar disclosure in the section entitled “POLICIES ABOUT TRANSACTIONS” in each fund’s prospectus:

Account Maintenance Fee. For many shareholders, each fund charges a $20 account maintenance fee for all accounts that have a balance below $10,000. The assessment will occur only once per calendar year. Please note that the fee will be assessed on accounts that fall below the minimum for any reason, including due to market value fluctuations, redemptions or exchanges.

If you elect to receive electronic delivery of statements, reports and other materials for all your fund accounts, the account maintenance fee for balances below $10,000 will not be charged, so long as that election remains in effect.  You may elect to receive electronic delivery of DWS Fund materials by registering on www.dws–investments.com or by calling the appropriate telephone number for your share class.

The account maintenance fee will also not apply to: (i) accounts with an automatic investment plan; (ii) accounts held in an omnibus account through a financial services firm; (iii) accounts maintained on behalf of participants in certain fee based and wrap programs offered through certain financial intermediaries approved by the Advisor; (iv) participant level accounts in group retirement plans held on the records of a retirement plan record keeper; and (v) accounts held by shareholders who maintain $100,000 or more in aggregate assets in DWS fund shares.

Sub–Minimum Balances. The fund may close your account if your balance falls below balance falls below $1,000 ($500 for accounts with an Automatic Investment Plan funded with $50 or more per month in subsequent investments), or below $500 for retirement accounts.  We will give you 60 days’ notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don’t apply to investors with $100,000 or more in DWS fund shares, investors in certain fee–based and wrap programs offered through certain financial intermediaries approved by the Advisor, or group retirement plans and certain other accounts having lower minimum share balance requirements).

Please Retain This Supplement for Future Reference

November 28, 2012 PROSTKR-194